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                                                                   EXHIBIT 23.1




                              ACCOUNTANTS' CONSENT

The Board of Directors
Syncronys Softcorp:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                        KMPG Peat Marwick LLP


Long Beach, California
August 14, 1997